                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2000
                                                          --------------

                              Chase Funding, Inc.
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                (Exact name of registrant specified in Charter)





   New York                      333-64131                      13-3840732
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
 incorporation)




         300 Tice Boulevard
          Woodcliff Lake, NJ                                      07675
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(Address of principal executive offices)                         Zip Code




          Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2000-1 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------

(99.1)                        Legal Opinion

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHASE FUNDING, INC.


Date: March 24, 2000
      --------------                             /s/ Eileen A. Lindblom
                                                 -----------------------------
                                                 Eileen A. Lindblom
                                                 Vice President

                                                 INDEX TO EXHIBITS

Exhibit No.       Description               Page
-----------       -----------               ----

(99.1)            Legal Opinion             5